UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2024

SINO GREEN LAND CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	000-53208	54-0484915
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification Number)

No. 3 & 5, Jalan Hi Tech 7/7, Kawasan Perindustrian Hi Tech 7,

43500 Semenyih, Selangor, Malaysia

(Address of principal executive offices, including zip code)

Registrant’s phone number, including area code +603 8727 8732

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Securities registered pursuant to Section 12(g) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	SGLA	OTC Markets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 4.01 Changes in Registrant’s Certifying Accountant

Dismissal of Independent Registered Public Accounting Firm

On July 19, 2024, Sino Green Land Corporation (the “Company”) dismissed Weinberg & Company, P.A. (“Weinberg”) as the Company’s independent registered public accounting firm effective July 19, 2024. The decision to dismiss Weinberg was approved by the Company’s Board of Directors.

The reports of Weinberg on the Company’s financial statements as of and for the six-month transition period ended June 30, 2023, and the fiscal year ended December 31, 2022, did not contain an adverse opinion or a disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except for an explanatory paragraph regarding the existence of substantial doubt about the Company’s ability to remain a going concern.

During the six-month transition period ended June 30, 2023, and the fiscal year ended December 31, 2022, and through the date of this Current Report on Form 8-K, there were no: (1) disagreements (as described in Item 304(a)(1)(iv) of Regulation S-K) between the Company and Weinberg on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedures, which disagreements if not resolved to Weinberg’s satisfaction would have caused them to make reference in connection with their opinion to the subject matter of the disagreement, or (2) reportable events (as described in Item 304(a)(1)(v) of Regulation S-K).

We have provided Weinberg with a copy of the foregoing disclosures and have requested that Weinberg provide a letter addressed to the Securities & Exchange Commission stating whether it agrees with the disclosure contained herein and, if not, stating the respects in which it does not agree. A copy of Weinberg’s letter, dated July 19, 2024, is filed as Exhibit 16.1 to this Current Report on Form 8-K.

Appointment of new Independent Registered Public Accounting Firm

On July 19, 2024, our Board of Directors appointed AUDIT ALLIANCE LLP (“AA”) as our independent registered public accounting firm, to audit our financial statements for the year ended June 30, 2024. During our two most recent fiscal years and the subsequent interim periods preceding their appointment as independent accountants, neither we nor anyone on our behalf consulted AA regarding either the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered of our financial statements, nor has AA provided to us with a written report or oral advice regarding such principles or audit opinion.

Item 9.01 Financial statements and Exhibits

Exhibit Number	Exhibit Description
16.1	Letter to SEC from Weinberg & Company, P.A.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Dated: July 19, 2024

SINO GREEN LAND CORPORATION

By:	/s/ Wong Ching Wing
Name:	Wong Ching Wing
Title:	Chief Executive Officer